                     Oppenheimer Trinity Value Fund
                Supplement dated January 15, 2003 to the
                  Prospectus dated September 24, 2002

The Prospectus is changed as follows:

1.    The supplement dated November 1, 2002 is replaced by this
      supplement.

2.    The following is added as a second and third paragraph to the existing footnote under the "Annual Fund Operating Expenses" table on page 7:

      Effective  November  1, 2002,  the limit on  transfer  agent fees for Class Y shares  increased to 0.35% of average daily net assets per  fiscal  year.  Had that limit been in effect during  the Fund's  prior  fiscal  year,  the Class Y "Other
      Expenses"   and  "Total   Annual   Operating   Expenses"  as
      percentages  of  average  daily net  assets  would have been
      0.72% and 1.47%, respectively.

      Effective  January 1, 2003, the Manager  voluntarily  agreed to waive its  advisory  fee at an annual rate equal to 0.10%
      of each  class's  average  daily net assets until the Fund's trailing  one-year  performance  at the end of the preceding quarter is in the fourth  quintile of the Fund's Lipper peer
      group  (i.e.,   multi-cap  value  funds).  When  the  Fund's
      performance meets the preceding condition,  the Manager will voluntarily  waive 0.05% of each class's  average  daily net assets until the Fund's  trailing  one-year  performance  at the end of the  preceding  quarter is in the third  quintile of the Fund's Lipper peer group. The foregoing  advisory fee waiver  automatically  terminates  when the Fund's  trailing one-year  performance at the end of the preceding quarter is in the second quintile of the Fund's Lipper peer group.  The foregoing  waiver may be amended or withdrawn by the Manager at any time.

January 15, 2003                                            PS0381.016

                     Oppenheimer Trinity Value Fund
                Supplement dated January 2, 2003 to the
 Statement of Additional Information dated September 24, 2002, Revised
                            October 15, 2002

The Statement of Additional Information is changed as follows:

1.    Effective December 31, 2002, Mr. Leon Levy resigned as a Trustee of the Fund and Mr. Clayton Yeutter was elected as Chairman of the
   Board, effective January 1, 2003.  Therefore, the Statement of
   Additional Information is revised by deleting the biography for Mr.
   Levy on page 12 and by adding the following to Mr. Yeutter's biography on page 13:
            "Chairman of the Board of Trustees."

2.    In the Trustee compensation table on pages 16 and 17, the title of "Chairman" after Mr. Levy's name is deleted and the title of
   "Chairman" is added after Mr. Yeutter's name.  In addition, the following footnote is added following Mr. Levy's name and following
   Mr. Yeutter's name:

            7. Effective  January  1,  2003,  Clayton  Yeutter
               became  Chairman  of the Board of  Trustees  of
               the Board I Funds upon the  retirement  of Leon
               Levy.

January 2, 2003                                             PX0381.006